Exhibit 32.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Partners, Inc. (the "Company") on Form 10-QSB for the six months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald M. Prest, Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 6, 2005                   By:  /s/ Donald M. Prest
                                         -------------------------
                                         Donald M. Prest
                                         Secretary/Treasurer